UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ________________________________________________________________
FORM 8-K
 ________________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2019
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SONIC AUTOMOTIVE, INC.
(Exact name of registrant as specified in its charter)
 ________________________________________________________________
Delaware
(State or other jurisdiction
of incorporation)

1-13395	56-2010790
(Commission File Number)	(IRS Employer Identification No.)

4401 Colwick Road Charlotte, North Carolina	28211
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (704) 566-2400

Not Applicable
(Former name or former address, if changed since last report.)
 ________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On March 8, 2019, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Sonic Automotive, Inc. (the “Company”) approved grants of performance-based restricted stock units under the Sonic Automotive, Inc. 2012 Stock Incentive Plan to the following executive officers of the Company in the following amounts: Mr. O. Bruton Smith, 145,967 units; Mr. David Bruton Smith, 126,075 units; Mr. Jeff Dyke, 112,572 units; and Mr. Heath R. Byrd, 87,738 units. These restricted stock unit awards will not be eligible for dividend equivalents or voting rights. As provided by the Compensation Committee, these restricted stock unit awards generally remain subject to forfeiture for up to three years from the date of grant based on continuation of employment and violation of any restrictive covenants or confidentiality provisions contained in any agreement between the Company and the respective officer. The awards of restricted stock units are also subject to forfeiture, in whole or in part, based on achievement of specified measures of the Company’s defined adjusted earnings per share performance for the 2019 calendar year. Subject to the performance condition, these awards vest in three annual installments, with 25% of the restricted stock units vesting on March 31, 2020, 30% of the restricted stock units vesting on March 8, 2021 and 45% of the restricted stock units vesting on March 8, 2022. Following vesting, the restricted stock units will be converted to, and paid in the form of, an equivalent number of shares of the Company’s Class A common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONIC AUTOMOTIVE, INC.

Date: March 11, 2019	By:	/s/ Stephen K. Coss
Stephen K. Coss
Senior Vice President and General Counsel